UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2023

PROMIS NEUROSCIENCES INC.

(Exact name of registrant as specified in its charter)

Canada	001-41429	98-0647155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 200, 1920 Yonge Street, Toronto, Ontario	M4S 3E2
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (416) 847-6898

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value per share	PMN	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On June 29, 2023, ProMIS Neurosciences Inc. (the "Company") held its 2023 annual meeting of shareholders (the “Annual Meeting”). The shareholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 1, 2023. Of the 8,579,284 Common Shares, no par value per share (the “Common Shares”), and the 70,000,000 Series 1 Convertible Preferred Shares (the “Preferred Shares”) outstanding as of the record date, 73,481,162 shares, or approximately 93.51%, were present or represented by proxy at the Annual Meeting, and of the 8,579,284 Common Shares outstanding as of the record date, 4,395,518 shares, or approximately 51.23%, were present or represented by proxy at the Annual Meeting. Set forth below are the results of the matters submitted for a vote of shareholders at the Annual Meeting.

Proposal No. 1: Election of eight nominees to serve as directors until the 2024 annual meeting of shareholders or until his or her successor has been duly elected and qualified or until his or her earlier resignation or removal. The votes were cast as follows by holders of Common Shares:

Name	Votes For	Votes Against	Abstained
Eugene Williams	3,320,369	147,921	12,872
Neil Cashman, M.D.	3,470,265	8,611	2,286
Gail Farfel, Ph.D.	3,376,107	103,302	1,753
Patrick D. Kirwin	3,314,138	154,640	12,384
Joshua Mandel-Brehm	3,316,160	112,636	52,366
Maggie Shafmaster, Ph.D., JD	3,292,796	103,924	84,442
Neil K. Warma	3,266,932	164,174	50,056
William Wyman	3,048,981	382,124	50.057

Broker Non-Votes: 914,356.

All eight nominees were elected.

Proposal No. 2: Ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The votes were cast as follows by holders of Common Shares:

	Votes For	Votes Against	Abstained
Ratification of appointment of Baker Tilly US, LLP	4,294,824	99,591	1,103

Proposal No. 3: Approval to continue the Company to the jurisdiction of the Province of Ontario under the Business Corporations Act (Ontario). The votes were cast as follows by holders of Common Shares and Preferred Shares, voting together:

	Votes For	Votes Against	Abstained
Approval of Continuance into Ontario	4,537,149	103,948	6,731

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROMIS NEUROSCIENCES INC.

Date: June 30, 2023	By:	/s/ Gail Farfel
Name: Gail Farfel
Title: Chief Executive Officer